UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2024

NATURE’S SUNSHINE PRODUCTS, INC.
(Exact name of registrant specified in its charter)

Utah	001-34483	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
 2901 West Bluegrass Blvd., Suite 100
Lehi, Utah 84043
(Address of principal executive offices and zip code)

Registrant’s telephone, including area code:  (801) 341-7900

N/A
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	NATR	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02    Results of Operations and Financial Condition.

On May 7, 2024, Nature’s Sunshine Products, Inc. (the “Company”) issued a press release announcing financial results for the first quarter ended March 31, 2024. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

The press release furnished herewith makes reference to non-GAAP financial information, which the Company's management believes assists management and investors in evaluating and comparing period-to-period results in a more meaningful and consistent manner. A reconciliation of GAAP to non-GAAP results is provided in the press release.

Item 5.07    Submission of Matters to a Vote of Security Holders

The Company held its 2024 Annual Meeting of Shareholders on May 1, 2024 (the "Meeting"). The proposals voted upon at the Meeting and the final results of the shareholder vote on each proposal are set forth below. Each of the proposals is described in greater detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 15, 2024 (the "Proxy Statement").

(1)         Election of Directors. The Company’s shareholders elected all persons nominated for election as directors as set forth in the Proxy Statement to serve until the next Annual Meeting of Shareholders. The following table sets forth the vote of the shareholders at the Meeting with respect to the election of directors:

Nominee	For	Withheld	Broker Non-Vote
Curtis Kopf	11,628,817	560,181	1,176,036
Terrence O. Moorehead	11,788,513	400,485	1,176,036
Richard D. Moss	11,447,438	741,560	1,176,036
Tess Roering	11,445,032	743,966	1,176,036
Robert D. Straus	11,606,017	582,981	1,176,036
J. Christopher Teets	11,285,553	903,445	1,176,036
Heidi Wissmiller	11,163,833	1,025,165	1,176,036
Rong Yang	11,451,795	737,203	1,176,036

(2)         Advisory Resolution on Executive Officer Compensation. The Company’s shareholders, on an advisory basis, voted to approve an advisory resolution of the compensation of the Company’s named executive officers as follows:

For	Against	Abstain	Broker Non-Votes
10,834,993	1,349,321	4,684	1,176,036

(3)         Ratification of Appointment of Independent Registered Public Accounting Firm. The Company’s shareholders voted upon and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2024. The following table sets forth the vote of the shareholders at the Meeting with respect to the appointment of Deloitte & Touche LLP:

For	Against	Abstain
12,908,053	449,362	7,619

There were no broker non-votes in the ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2024.

Item 9.01    Financial Statements and Exhibits

Item No.	Exhibit
99.1	Press release issued by the Company, dated May 7, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURE’S SUNSHINE PRODUCTS, INC.

Dated: May 7, 2024	By:	/s/ Nathan G. Brower
Nathan G. Brower, Executive Vice President, General Counsel and Corporate Secretary